FOR IMMEDIATE RELEASE

Group 1 Automotive Announces Second Quarter 2018 Financial Results
Record Results Driven by Company-Wide Focus on Used Vehicles and Strong Cost Control
HOUSTON, July 26, 2018 - Group 1 Automotive, Inc. (NYSE: GPI), (“Group 1” or the “Company”), an international, Fortune 500 automotive retailer, today reported 2018 second quarter net income of $56.5 million, diluted earnings per common share of $2.72, adjusted net income (a non-GAAP measure) of $50.8 million, and adjusted diluted earnings per common share (a non-GAAP measure) of $2.45.

Second quarter 2018 adjusted net income and diluted earnings per share exclude approximately $5.7 million net after-tax adjustments, or $0.27 per common share. These adjustments consisted of a net gain on real estate and dealership transactions, which was approximately $15.2 million, or $0.73 per common share, partially offset by the impact of catastrophic events of $4.4 million, or $0.21 per common share; non-cash asset impairments of $3.2 million, or $0.15 per common share; and legal settlements of approximately $2.0 million, or $0.10 per common share.
“We delivered a solid quarter, reflecting a relatively strong U.S. vehicle market in June, favorable overall performance in the U.K., a corporate-wide focus on our used vehicle business, and a major cost reduction initiative in both the U.S. and the U.K. early this year that began to pay dividends this quarter,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “These results demonstrate our ability to grow earnings in a flat retail sales environment. In addition, during the quarter, the Company has launched a renewed focus on capital deployment, with an emphasis on actions, such as disposal of underperforming assets, more stringent control of capital expenditures, and enhanced share repurchases, targeted at delivering improved shareholder value. Actions taken this quarter include the disposal of a large underperforming dealership and a stepped-up pace of share repurchases.”
Consolidated Results for Second Quarter 2018 (year-over-year comparable basis)
For ease of comparison, we have included constant currency metrics (a non-GAAP measure) both below (shown in parenthesis) and in the financial tables that follow:

▪	Total revenue grew 10.2 percent (9.2 percent) to $2.9 billion.

▪	Total gross profit grew 8.2 percent (7.5 percent), to $438.2 million.

▪	New vehicle revenues increased 7.4 percent (6.6 percent) on 6.3 percent higher unit sales. New vehicle gross profit improved 2.2 percent (1.8 percent), to $76.6 million.

▪
Retail used vehicle revenues increased 19.8 percent (18.4 percent) on 18.8 percent higher unit sales. Retail used vehicle gross profit increased 14.0 percent (12.7 percent), to $51.2 million. Total used vehicle gross profit was up 15.3 percent (14.1 percent), to $51.5 million. In the U.S., the Val-u-Line initiative the Company launched last quarter has continued to build momentum, with Same Store used retail unit sales increasing 11 percent, and Val-u-Line units growing to 10 percent of the mix.

▪
Parts and service gross profit increased 9.1 percent (8.3 percent) on revenue growth of 8.0 percent (7.4 percent). Same Store parts and service gross profit increased 3.2 percent (2.7 percent) on Same Store parts and service revenue growth of 2.4 percent (2.0 percent).

▪	Finance and Insurance (F&I) gross profit per retail unit (PRU) decreased 3.4 percent (decreased 3.9 percent), to $1,412 and total F&I gross profit increased $8.6 million, or 8.1 percent (7.5 percent).

▪
Selling, General and Administrative (SG&A) expenses as a percent of gross profit improved 340 basis points, to 70.3 percent. Adjusted Same Store SG&A as a percent of gross profit improved 110 basis points, to 72.3 percent, reflecting strong improvements in all three of our markets.

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▪
Provision for income taxes declined 17.0 percent, to $18.7 million, or to approximately 24.9 percent of income before income taxes, primarily reflecting the impact of the U.S. Tax Reform Bill that reduced the U.S. corporate income tax rate.

Segment Results for Second Quarter 2018 (year-over-year comparable basis)

▪	United States:
The Company’s U.S. operations accounted for 73.7 percent of total revenues and 80.0 percent of total gross profit. Total U.S. revenues were $2.2 billion, an increase of 2.1 percent, driven by increases in used retail (up 10.4 percent), F&I revenue (up 3.1 percent), and parts and service (up 2.2 percent). F&I gross profit PRU decreased $33, or 2.0 percent per unit, to $1,655; and total gross profit grew 3.0 percent, to $350.7 million.
“We were pleased with our used car performance and cost control in the U.S. in the second quarter. Same Store used vehicle retail unit sales were up 11 percent and total used vehicle gross profit increased six percent. Total Same Store gross profit increased one percent, which when coupled with strong cost control, evidenced by adjusted SG&A leverage of 110 basis points, drove improved bottom-line results. Same Store adjusted operating income increased five percent and adjusted operating margin improved 20 basis points to 4.2 percent,” said Daryl Kenningham, Group 1’s president of U.S. operations.
New vehicle retail gross profit PRU was roughly flat with a slight increase of $4, to $1,855. Total used vehicle gross profit PRU increased $69, to $1,128, reflecting the impact of the used vehicle initiatives we launched last quarter, which drove a shift of over 2,000 units from low-margin wholesale to higher margin retail sales.
SG&A expenses as a percent of gross profit improved 480 basis points, to 66.8 percent and operating margin increased 60 basis points, to 4.6 percent. Adjusted SG&A expenses as a percent of gross profit improved 110 basis points, to 70.3 percent.

▪	United Kingdom:
The Company’s U.K. operations accounted for 22.7 percent of total revenues and 17.1 percent of total gross profit. Total U.K. revenues increased 52.6 percent (43.6 percent), to $666.9 million, driven by double-digit revenue growth across each business segment. Same Store U.K. revenues grew 13.6 percent (6.9 percent), to $493.1 million, and new vehicle units sold increased 7.2 percent, despite the industry growing only 2.4 percent. Total gross profit increased 46.9 percent (38.3 percent), to $74.8 million, with Same Store gross profit increasing 12.6 percent (6.1 percent), to $57.1 million. This growth was driven by strong improvements of 16.8 percent (10 percent) in Same Store parts and service gross profit, as well as double-digit growth in F&I and used retail gross.
SG&A expenses as a percent of gross profit improved 20 basis points, to 83.2 percent; and operating margin decreased 10 basis points, to 1.4 percent. Adjusted Same Store SG&A expenses as a percent of gross profit improved 140 basis points, to 81.1 percent; and Same Store operating margin increased 10 basis points, to 1.7 percent.

▪	Brazil:
The Company’s Brazilian operations were approximately breakeven during the second quarter and accounted for 3.6 percent of total revenues and 2.9 percent of total gross profit as a trucking strike in May negatively impacted results. The Company’s Same Store new vehicle revenue grew 1.7 percent on a constant currency basis, with units down 5.4 percent. On a Same Store constant currency basis, total revenues grew 5.0 percent, driven by revenue growth of the aforementioned 1.7 percent in new vehicles, 16.5 percent in total used vehicles, 2.7 percent in parts & service, and 5.1 percent in F&I.
SG&A expenses as a percent of gross profit increased 10 basis points, to 91.1 percent. Adjusted Same Store SG&A expenses as a percent of gross profit decreased 280 basis points, to 86.6 percent.

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Share Repurchase Authorization
During the second quarter of 2018, the Company repurchased 610,752 shares at an average price per common share of $68.90, for a total of $42.1 million. In July 2018, the Company repurchased an additional 367,773 shares at an average price per common share of $67.98, for a total of $25.0 million. Year-to-date through July 25, 2018, the Company has repurchased 1,114,130 shares at an average price per common share of $68.46, for a total of $76.3 million. These repurchases represent approximately 5.5 percent of the Company’s share float at the beginning of the year. As of July 25, 2018, the Company has $73.4 million remaining on its Board authorized common stock share repurchase program.
Future repurchases may be made from time to time, based on market conditions, legal requirements and other corporate considerations, in the open market or in privately negotiated transactions, and subject to Board approval and covenant restrictions.
Corporate Development
As previously announced, the Company acquired Toyota Alpha Trevo Automóveis Ltda in western São Paulo, Brazil in April 2018, which will operate as T-Drive Toyota Alphaville, and is expected to generate approximately $45 million in annualized revenues. This acquisition provides the opportunity to both increase scale in a growing market and further expand the Company’s Toyota presence with additional open points to be announced at a future date. Additionally, the Company is pleased to announce the relocation of Honda São Bernardo do Campo to a new facility. The facility is owned by the Company and will enable significant uplift in new, used and aftersales business.

In June 2018, the Company disposed of 3 franchises, which included a BMW franchise in Kentish Town in the U.K., as well as a Mercedes-Benz franchise and Sprinter franchise in Escondido, California. These three stores generated approximately $115 million in trailing-twelve-month revenues.

Year-to-date 2018, the Company has acquired a total of 12 franchises, which are expected to generate an estimated $405 million in annual revenues; and the Company has disposed of three aforementioned franchises.

Second Quarter 2018 Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the second quarter financial results and the Company’s outlook and strategy.
The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/events. A webcast replay will be available for 30 days.
The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:
Domestic:     1-888-317-6003
International:     1-412-317-6061
Conference ID:    4003183
A telephonic replay will be available following the call through August 2, 2018 by dialing:
Domestic:     1-877-344-7529
International:     1-412-317-0088
Replay ID:    10122294

About Group 1 Automotive, Inc.
Group 1 owns and operates 180 automotive dealerships, 236 franchises, and 48 collision centers in the United States, the United Kingdom and Brazil that offer 32 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.

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Investors please visit www.group1corp.com, www.group1auto.com, www.group1collision.com, www.facebook.com/group1auto, and www.twitter.com/group1auto, where Group 1 discloses additional information about the Company, its business, and its results of operations.

FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
NON-GAAP FINANCIAL MEASURES
In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time our management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering alternative financial measures not prepared in accordance with GAAP. This includes evaluating measures such as adjusted selling, general and administrative expenses, adjusted net income and adjusted diluted earnings per share. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. We caution investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, such as non-cash asset impairment charges, gains and losses on dealership franchise or real estate transactions, and catastrophic weather events such as hail storms, hurricanes, and snow storms. Because these non-core charges and gains materially affect the Company's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items.
In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses these adjusted measures in conjunction with U.S. GAAP financial measures to assess our business, including communication with our Board of Directors, investors and industry analysts concerning financial performance. We disclose these non-GAAP measures, and the related reconciliations, because we believe investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures.

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In addition, we evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than United States dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP.
SOURCE: Group 1 Automotive, Inc.
Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

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Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended June 30,
	2018	2017	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,555,570	$1,448,768	7.4
Used vehicle retail sales	821,853	685,949	19.8
Used vehicle wholesale sales	92,854	99,377	(6.6)
Parts and service	358,129	331,631	8.0
Finance, insurance and other, net	115,056	106,470	8.1
Total revenues	2,943,462	2,672,195	10.2
COST OF SALES:
New vehicle retail sales	1,478,988	1,373,857	7.7
Used vehicle retail sales	770,639	641,036	20.2
Used vehicle wholesale sales	92,613	99,644	(7.1)
Parts and service	163,059	152,766	6.7
Total cost of sales	2,505,299	2,267,303	10.5
GROSS PROFIT	438,163	404,892	8.2
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	308,092	298,568	3.2
DEPRECIATION AND AMORTIZATION EXPENSE	16,638	14,093	18.1
ASSET IMPAIRMENTS	4,268	—	100.0
OPERATING INCOME	109,165	92,231	18.4
OTHER EXPENSE:
Floorplan interest expense	(14,563)	(13,226)	10.1
Other interest expense, net	(19,414)	(17,315)	12.1
INCOME BEFORE INCOME TAXES	75,188	61,690	21.9
PROVISION FOR INCOME TAXES	(18,725)	(22,557)	(17.0)
NET INCOME	$56,463	$39,133	44.3
Less: Earnings allocated to participating securities	$1,916	$1,389	37.9
Earnings available to diluted common shares	$54,547	$37,744	44.5
DILUTED EARNINGS PER SHARE	$2.72	$1.84	47.8
Weighted average dilutive common shares outstanding	20,046	20,522	(2.3)
Weighted average participating securities	708	761	(7.0)
Total weighted average shares outstanding	20,754	21,283	(2.5)

	Six Months Ended June 30,
	2018	2017	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$3,069,160	$2,785,981	10.2
Used vehicle retail sales	1,602,423	1,346,876	19.0
Used vehicle wholesale sales	196,883	203,534	(3.3)
Parts and service	707,644	651,329	8.6
Finance, insurance and other, net	227,378	203,304	11.8
Total revenues	5,803,488	5,191,024	11.8
COST OF SALES:
New vehicle retail sales	2,917,151	2,641,843	10.4
Used vehicle retail sales	1,507,714	1,256,958	19.9
Used vehicle wholesale sales	194,987	203,701	(4.3)
Parts and service	325,710	300,108	8.5
Total cost of sales	4,945,562	4,402,610	12.3
GROSS PROFIT	857,926	788,414	8.8
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	632,439	588,347	7.5
DEPRECIATION AND AMORTIZATION EXPENSE	32,980	27,699	19.1
ASSET IMPAIRMENTS	4,268	—	100.0
OPERATING INCOME	188,239	172,368	9.2
OTHER EXPENSE:
Floorplan interest expense	(28,650)	(25,168)	13.8
Other interest expense, net	(38,234)	(34,314)	11.4
INCOME BEFORE INCOME TAXES	121,355	112,886	7.5
PROVISION FOR INCOME TAXES	(29,078)	(39,814)	(27.0)
NET INCOME	$92,277	$73,072	26.3
Less: Earnings allocated to participating securities	$3,123	$2,645	18.1
Earnings available to diluted common shares	$89,154	$70,427	26.6
DILUTED EARNINGS PER SHARE	$4.42	$3.42	29.2
Weighted average dilutive common shares outstanding	20,176	20,609	(2.1)
Weighted average participating securities	712	789	(9.8)
Total weighted average shares outstanding	20,888	21,398	(2.4)

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Unaudited)
(Dollars in thousands)

	June 30, 2018	December 31, 2017	% Increase/(Decrease)
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents	$41,575	$28,787	44.4
Contracts in transit and vehicle receivables, net	249,706	306,433	(18.5)
Accounts and notes receivable, net	178,339	188,611	(5.4)
Inventories, net	1,721,249	1,763,293	(2.4)
Prepaid expenses and other current assets	80,957	42,062	92.5
Total current assets	2,271,826	2,329,186	(2.5)
PROPERTY AND EQUIPMENT, net	1,348,521	1,318,959	2.2
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	1,233,201	1,198,666	2.9
OTHER ASSETS	33,194	24,254	36.9
Total assets	$4,886,742	$4,871,065	0.3

LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
Floorplan notes payable - credit facility and other	$1,147,892	$1,240,695	(7.5)
Offset account related to floorplan notes payable - credit facility	(119,562)	(86,547)	38.1
Floorplan notes payable - manufacturer affiliates	404,233	397,183	1.8
Offset account related to floorplan notes payable - manufacturer affiliates	(24,500)	(22,500)	8.9
Current maturities of long-term debt and short-term financing	76,412	77,609	(1.5)
Current liabilities from interest rate risk management activities	682	1,996	(65.8)
Accounts payable	442,577	412,981	7.2
Accrued expenses	189,027	177,070	6.8
Total current liabilities	2,116,761	2,198,487	(3.7)
5.00% SENIOR NOTES (principal of $550,000 at June 30, 2018 and December 31, 2017, respectively)	542,888	542,063	0.2
5.25% SENIOR NOTES (principal of $300,000 at June 30, 2018 and December 31, 2017, respectively)	296,440	296,151	0.1
ACQUISITION LINE	39,636	26,988	46.9
REAL ESTATE RELATED AND OTHER LONG-TERM DEBT, net of current maturities	419,424	405,950	3.3
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	59,610	47,032	26.7
DEFERRED INCOME TAXES	138,478	124,404	11.3
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	1,597	8,583	(81.4)
OTHER LIABILITIES	99,296	97,125	2.2
STOCKHOLDERS' EQUITY:
Common stock	255	255	—
Additional paid-in capital	288,492	291,461	(1.0)
Retained earnings	1,339,185	1,246,323	7.5
Accumulated other comprehensive loss	(126,358)	(123,226)	2.5
Treasury stock	(328,962)	(290,531)	13.2
Total stockholders' equity	1,172,612	1,124,282	4.3
Total liabilities and stockholders' equity	$4,886,742	$4,871,065	0.3

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2018 (%)	2017 (%)	2018 (%)	2017 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
United States	Texas	35.2	36.6	35.4	35.6
	California	6.4	7.9	6.5	7.9
	Oklahoma	5.9	6.5	5.9	6.5
	Massachusetts	4.7	4.9	4.7	4.7
	Georgia	4.4	4.8	4.3	4.7
	Florida	2.5	2.5	2.5	2.5
	Louisiana	1.9	1.9	1.8	2.0
	New Hampshire	1.8	2.3	1.8	2.0
	New Jersey	1.7	1.9	1.6	1.7
	South Carolina	1.6	1.5	1.6	1.4
	Kansas	1.3	1.8	1.3	1.7
	Mississippi	1.2	1.3	1.2	1.4
	Alabama	0.6	1.1	0.6	1.1
	Maryland	0.5	0.4	0.5	0.4
	New Mexico	0.2	—	0.1	—
		69.9	75.4	69.8	73.6

International	United Kingdom	25.1	19.3	25.2	21.4
	Brazil	5.0	5.3	5.0	5.0
		100.0	100.0	100.0	100.0

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Lexus		23.9	25.4	24.0	24.4
Volkswagen/Audi/Porsche		13.6	12.3	13.6	12.4
BMW/MINI		12.2	13.1	12.4	13.7
Ford/Lincoln		11.0	11.3	11.2	12.1
Honda/Acura		8.9	9.6	9.2	9.3
Nissan		6.0	7.6	6.4	7.9
Chevrolet/GMC/Buick/Cadillac		5.7	5.9	5.8	6.3
Mercedes-Benz/smart/Sprinter		5.4	4.2	5.0	4.1
Chrysler/Dodge/Jeep/RAM		4.1	4.1	4.1	3.9
Hyundai/Kia		3.8	4.3	3.9	3.9
Jaguar/Land Rover		1.9	0.4	1.9	0.4
Other		3.5	1.8	2.5	1.6
		100.0	100.0	100.0	100.0

Group 1 Automotive, Inc.
Additional Information - U.S.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2018	2017	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,146,882	$1,143,771	0.3
Used vehicle retail sales	592,007	536,193	10.4
Used vehicle wholesale sales	42,781	66,476	(35.6)
Total used	634,788	602,669	5.3
Parts and service	288,889	282,698	2.2
Finance, insurance and other, net	97,442	94,552	3.1
Total	$2,168,001	$2,123,690	2.1
GROSS MARGIN %:
New vehicle retail sales	4.9	5.0
Used vehicle retail sales	6.6	6.8
Used vehicle wholesale sales	3.6	0.4
Total used	6.4	6.1
Parts and service	54.2	53.8
Finance, insurance and other, net	100.0	100.0
Total	16.2	16.0
GROSS PROFIT:
New vehicle retail sales	$56,358	$57,000	(1.1)
Used vehicle retail sales	38,809	36,704	5.7
Used vehicle wholesale sales	1,553	246	531.3
Total used	40,362	36,950	9.2
Parts and service	156,508	151,971	3.0
Finance, insurance and other, net	97,442	94,552	3.1
Total	$350,670	$340,473	3.0
UNITS SOLD:
Retail new vehicles sold	30,388	30,802	(1.3)
Retail used vehicles sold	28,484	25,202	13.0
Wholesale used vehicles sold	7,292	9,701	(24.8)
Total used	35,776	34,903	2.5
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$37,741	$37,133	1.6
Used vehicle retail	$20,784	$21,276	(2.3)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,855	$1,851	0.2
Used vehicle retail sales	1,362	1,456	(6.5)
Used vehicle wholesale sales	213	25	752.0
Total used	1,128	1,059	6.5
Finance, insurance and other, net (per retail unit)	$1,655	$1,688	(2.0)
OTHER:
SG&A expenses	$234,279	$243,844	(3.9)
Adjusted SG&A expenses (1)	$246,586	$243,201	1.4
SG&A as % revenues	10.8	11.5
Adjusted SG&A as % revenues (1)	11.4	11.5
SG&A as % gross profit	66.8	71.6
Adjusted SG&A as % gross profit (1)	70.3	71.4
Operating margin %	4.6	4.0
Adjusted operating margin % (1)	4.2	4.0
Pretax margin %	3.2	2.6
Adjusted pretax margin % (1)	2.8	2.7
INTEREST EXPENSE:
Floorplan interest expense	$(12,809)	$(12,062)	6.2
Floorplan assistance	11,206	11,452	(2.1)
Net floorplan expense	$(1,603)	$(610)	162.8
Other interest expense, net	$(17,332)	$(16,572)	4.6
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

	Six Months Ended June 30,
	2018	2017	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$2,236,835	$2,162,020	3.5
Used vehicle retail sales	1,155,837	1,058,140	9.2
Used vehicle wholesale sales	96,783	137,021	(29.4)
Total used	1,252,620	1,195,161	4.8
Parts and service	573,403	553,857	3.5
Finance, insurance and other, net	193,629	180,371	7.4
Total	$4,256,487	$4,091,409	4.0
GROSS MARGIN %:
New vehicle retail sales	4.9	5.0
Used vehicle retail sales	6.3	7.1
Used vehicle wholesale sales	3.1	(0.1)
Total used	6.0	6.2
Parts and service	53.7	53.8
Finance, insurance and other, net	100.0	100.0
Total	16.1	16.2
GROSS PROFIT:
New vehicle retail sales	$109,493	$108,209	1.2
Used vehicle retail sales	72,294	74,636	(3.1)
Used vehicle wholesale sales	2,987	(116)	2,675.0
Total used	75,281	74,520	1.0
Parts and service	307,952	297,969	3.4
Finance, insurance and other, net	193,629	180,371	7.4
Total	$686,355	$661,069	3.8
UNITS SOLD:
Retail new vehicles sold	59,061	58,300	1.3
Retail used vehicles sold	55,794	50,131	11.3
Wholesale used vehicles sold	16,675	19,682	(15.3)
Total used	72,469	69,813	3.8
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$37,873	$37,084	2.1
Used vehicle retail	$20,716	$21,107	(1.9)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,854	$1,856	(0.1)
Used vehicle retail sales	1,296	1,489	(13.0)
Used vehicle wholesale sales	179	(6)	3,083.3
Total used	1,039	1,067	(2.6)
Finance, insurance and other, net (per retail unit)	$1,686	$1,663	1.4
OTHER:
SG&A expenses	$487,220	$480,117	1.5
Adjusted SG&A expenses (1)	$499,527	$481,307	3.8
SG&A as % revenues	11.4	11.7
Adjusted SG&A as % revenues (1)	11.7	11.8
SG&A as % gross profit	71.0	72.6
Adjusted SG&A as % gross profit (1)	72.8	72.8
Operating margin %	4.0	3.8
Adjusted operating margin % (1)	3.8	3.8
Pretax margin %	2.6	2.5
Adjusted pretax margin % (1)	2.4	2.5
INTEREST EXPENSE:
Floorplan interest expense	$(25,146)	$(22,940)	9.6
Floorplan assistance	21,956	21,736	1.0
Net floorplan expense	$(3,190)	$(1,204)	165.0
Other interest expense, net	$(34,348)	$(32,844)	4.6
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - U.K.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2018	2017	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$338,635	$231,415	46.3	37.7
Used vehicle retail sales	208,108	128,406	62.1	52.4
Used vehicle wholesale sales	46,527	30,448	52.8	43.7
Total used	254,635	158,854	60.3	50.7
Parts and service	57,996	37,050	56.5	47.3
Finance, insurance and other, net	15,617	9,784	59.6	50.7
Total	$666,883	$437,103	52.6	43.6
GROSS MARGIN %:
New vehicle retail sales	4.7	5.9
Used vehicle retail sales	5.3	5.2
Used vehicle wholesale sales	(3.0)	(2.3)
Total used	3.8	3.8
Parts and service	57.9	57.9
Finance, insurance and other, net	100.0	100.0
Total	11.2	11.7
GROSS PROFIT:
New vehicle retail sales	$15,907	$13,744	15.7	9.5
Used vehicle retail sales	11,103	6,679	66.2	55.2
Used vehicle wholesale sales	(1,378)	(715)	(92.7)	(82.7)
Total used	9,725	5,964	63.1	51.9
Parts and service	33,555	21,440	56.5	47.4
Finance, insurance and other, net	15,617	9,784	59.6	50.7
Total	$74,804	$50,932	46.9	38.3
UNITS SOLD:
Retail new vehicles sold	10,914	7,894	38.3
Retail used vehicles sold	8,501	5,813	46.2
Wholesale used vehicles sold	5,955	4,137	43.9
Total used	14,456	9,950	45.3
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$31,028	$29,315	5.8	(0.4)
Used vehicle retail	$24,480	$22,089	10.8	4.2
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,457	$1,741	(16.3)	(20.8)
Used vehicle retail sales	1,306	1,149	13.7	6.1
Used vehicle wholesale sales	(231)	(173)	(33.5)	(26.9)
Total used	673	599	12.4	4.5
Finance, insurance and other, net (per retail unit)	$804	$714	12.6	6.4
OTHER:
SG&A expenses	$62,258	$42,456	46.6	37.8
Adjusted SG&A expenses (1)	$62,258	$42,168	47.6	38.7
SG&A as % revenues	9.3	9.7
Adjusted SG&A as % revenues (1)	9.3	9.6
SG&A as % gross profit	83.2	83.4
Adjusted SG&A as % gross profit (1)	83.2	82.8
Operating margin %	1.4	1.5
Adjusted operating margin % (1)	1.4	1.6
Pretax margin %	0.9	1.1
Adjusted pretax margin % (1)	0.9	1.2
INTEREST EXPENSE:
Floorplan interest expense	$(1,617)	$(1,053)	53.6	44.3
Floorplan assistance	240	220	9.1	2.8
Net floorplan expense	$(1,377)	$(833)	65.3	55.2
Other interest expense, net	$(1,790)	$(684)	161.7	144.4
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

	Six Months Ended June 30,
	2018	2017	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$693,039	$490,055	41.4	29.1
Used vehicle retail sales	400,657	243,775	64.4	50.6
Used vehicle wholesale sales	92,712	60,957	52.1	39.1
Total used	493,369	304,732	61.9	48.3
Parts and service	111,137	73,831	50.5	37.8
Finance, insurance and other, net	29,880	18,812	58.8	45.6
Total	$1,327,425	$887,430	49.6	36.7
GROSS MARGIN %:
New vehicle retail sales	5.0	5.7
Used vehicle retail sales	4.9	5.0
Used vehicle wholesale sales	(1.4)	(0.8)
Total used	3.7	3.8
Parts and service	57.2	57.8
Finance, insurance and other, net	100.0	100.0
Total	11.0	11.4
GROSS PROFIT:
New vehicle retail sales	$34,418	$28,145	22.3	11.8
Used vehicle retail sales	19,663	12,108	62.4	48.4
Used vehicle wholesale sales	(1,308)	(504)	(159.5)	(150.8)
Total used	18,355	11,604	58.2	44.0
Parts and service	63,602	42,665	49.1	36.6
Finance, insurance and other, net	29,880	18,812	58.8	45.6
Total	$146,255	$101,226	44.5	32.2
UNITS SOLD:
Retail new vehicles sold	21,364	16,912	26.3
Retail used vehicles sold	16,336	11,424	43.0
Wholesale used vehicles sold	11,542	8,306	39.0
Total used	27,878	19,730	41.3
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$32,440	$28,977	12.0	2.2
Used vehicle retail	$24,526	$21,339	14.9	5.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,611	$1,664	(3.2)	(11.5)
Used vehicle retail sales	1,204	1,060	13.6	3.8
Used vehicle wholesale sales	(113)	(61)	(85.2)	(80.5)
Total used	658	588	11.9	1.9
Finance, insurance and other, net (per retail unit)	$793	$664	19.4	9.5
OTHER:
SG&A expenses	$121,854	$84,080	44.9	32.6
Adjusted SG&A expenses (1)	$121,854	$83,792	45.4	33.0
SG&A as % revenues	9.2	9.5
Adjusted SG&A as % revenues (1)	9.2	9.4
SG&A as % gross profit	83.3	83.1
Adjusted SG&A as % gross profit (1)	83.3	82.8
Operating margin %	1.4	1.5
Adjusted operating margin % (1)	1.4	1.6
Pretax margin %	0.9	1.2
Adjusted pretax margin % (1)	0.9	1.2
INTEREST EXPENSE:
Floorplan interest expense	$(3,131)	$(2,087)	50.0	37.3
Floorplan assistance	526	449	17.1	6.8
Net floorplan expense	$(2,605)	$(1,638)	59.0	45.6
Other interest expense, net	$(3,322)	$(1,265)	162.6	140.3
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Brazil
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2018	2017	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$70,053	$73,582	(4.8)	6.2
Used vehicle retail sales	21,738	21,350	1.8	13.6
Used vehicle wholesale sales	3,546	2,453	44.6	63.5
Total used	25,284	23,803	6.2	18.8
Parts and service	11,244	11,883	(5.4)	5.8
Finance, insurance and other, net	1,997	2,134	(6.4)	4.6
Total	$108,578	$111,402	(2.5)	8.8
GROSS MARGIN %:
New vehicle retail sales	6.2	5.7
Used vehicle retail sales	6.0	7.2
Used vehicle wholesale sales	1.9	8.2
Total used	5.4	7.3
Parts and service	44.5	45.9
Finance, insurance and other, net	100.0	100.0
Total	11.7	12.1
GROSS PROFIT:
New vehicle retail sales	$4,317	$4,167	3.6	15.6
Used vehicle retail sales	1,302	1,530	(14.9)	(4.9)
Used vehicle wholesale sales	66	202	(67.3)	(66.7)
Total used	1,368	1,732	(21.0)	(12.2)
Parts and service	5,007	5,454	(8.2)	2.6
Finance, insurance and other, net	1,997	2,134	(6.4)	4.6
Total	$12,689	$13,487	(5.9)	5.0
UNITS SOLD:
Retail new vehicles sold	2,169	2,180	(0.5)
Retail used vehicles sold	1,023	988	3.5
Wholesale used vehicles sold	322	237	35.9
Total used	1,345	1,225	9.8
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$32,297	$33,753	(4.3)	6.8
Used vehicle retail	$21,249	$21,609	(1.7)	9.7
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,990	$1,911	4.1	16.1
Used vehicle retail sales	1,273	1,549	(17.8)	(8.2)
Used vehicle wholesale sales	205	852	(75.9)	(75.5)
Total used	1,017	1,414	(28.1)	(20.0)
Finance, insurance and other, net (per retail unit)	$626	$674	(7.1)	3.8
OTHER:
SG&A expenses	$11,555	$12,268	(5.8)	5.3
Adjusted SG&A expenses (1)	$11,005	$12,268	(10.3)	0.1
SG&A as % revenues	10.6	11.0
Adjusted SG&A as % revenues (1)	10.1	11.0
SG&A as % gross profit	91.1	91.0
Adjusted SG&A as % gross profit (1)	86.7	91.0
Operating margin %	0.6	0.8
Adjusted operating margin % (1)	1.1	0.8
Pretax margin %	0.2	0.6
Adjusted pretax margin % (1)	0.7	0.6
INTEREST EXPENSE:
Floorplan interest expense	$(137)	$(111)	23.4	37.1
Floorplan assistance	—	—	—	—
Net floorplan expense	$(137)	$(111)	23.4	37.1
Other interest expense, net	$(292)	$(59)	394.9	442.1
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

	Six Months Ended June 30,
	2018	2017	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$139,286	$133,906	4.0	11.8
Used vehicle retail sales	45,929	44,961	2.2	9.6
Used vehicle wholesale sales	7,388	5,556	33.0	44.1
Total used	53,317	50,517	5.5	13.4
Parts and service	23,104	23,641	(2.3)	5.0
Finance, insurance and other, net	3,869	4,121	(6.1)	1.3
Total	$219,576	$212,185	3.5	11.2
GROSS MARGIN %:
New vehicle retail sales	5.8	5.8
Used vehicle retail sales	6.0	7.1
Used vehicle wholesale sales	2.9	8.2
Total used	5.6	7.2
Parts and service	44.9	44.8
Finance, insurance and other, net	100.0	100.0
Total	11.5	12.3
GROSS PROFIT:
New vehicle retail sales	$8,098	$7,784	4.0	12.2
Used vehicle retail sales	2,752	3,174	(13.3)	(7.0)
Used vehicle wholesale sales	217	453	(52.1)	(50.7)
Total used	2,969	3,627	(18.1)	(12.4)
Parts and service	10,380	10,587	(2.0)	5.2
Finance, insurance and other, net	3,869	4,121	(6.1)	1.3
Total	$25,316	$26,119	(3.1)	4.2
UNITS SOLD:
Retail new vehicles sold	4,236	3,954	7.1
Retail used vehicles sold	2,094	2,014	4.0
Wholesale used vehicles sold	679	616	10.2
Total used	2,773	2,630	5.4
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$32,881	$33,866	(2.9)	4.4
Used vehicle retail	$21,934	$22,324	(1.7)	5.4
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,912	$1,969	(2.9)	4.7
Used vehicle retail sales	1,314	1,576	(16.6)	(10.5)
Used vehicle wholesale sales	320	735	(56.5)	(55.3)
Total used	1,071	1,379	(22.3)	(16.9)
Finance, insurance and other, net (per retail unit)	$611	$691	(11.6)	(4.5)
OTHER:
SG&A expenses	$23,365	$24,150	(3.3)	4.0
Adjusted SG&A expenses (1)	$22,815	$24,150	(5.5)	1.3
SG&A as % revenues	10.6	11.4
Adjusted SG&A as % revenues (1)	10.4	11.4
SG&A as % gross profit	92.3	92.5
Adjusted SG&A as % gross profit (1)	90.1	92.5
Operating margin %	0.5	0.6
Adjusted operating margin % (1)	0.7	0.6
Pretax margin %	0.1	0.4
Adjusted pretax margin % (1)	0.3	0.4
INTEREST EXPENSE:
Floorplan interest expense	$(373)	$(141)	164.5	178.2
Floorplan assistance	—	—	—	—
Net floorplan expense	$(373)	$(141)	164.5	178.2
Other interest expense, net	$(564)	$(205)	175.1	193.7
(1) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2018	2017	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,555,570	$1,448,768	7.4	6.6
Used vehicle retail sales	821,853	685,949	19.8	18.4
Used vehicle wholesale sales	92,854	99,377	(6.6)	(8.9)
Total used	914,707	785,326	16.5	14.9
Parts and service	358,129	331,631	8.0	7.4
Finance, insurance and other, net	115,056	106,470	8.1	7.5
Total	$2,943,462	$2,672,195	10.2	9.2
GROSS MARGIN %:
New vehicle retail sales	4.9	5.2
Used vehicle retail sales	6.2	6.5
Used vehicle wholesale sales	0.3	(0.3)
Total used	5.6	5.7
Parts and service	54.5	53.9
Finance, insurance and other, net	100.0	100.0
Total	14.9	15.2
GROSS PROFIT:
New vehicle retail sales	$76,582	$74,911	2.2	1.8
Used vehicle retail sales	51,214	44,913	14.0	12.7
Used vehicle wholesale sales	241	(267)	190.3	217.3
Total used	51,455	44,646	15.3	14.1
Parts and service	195,070	178,865	9.1	8.3
Finance, insurance and other, net	115,056	106,470	8.1	7.5
Total	$438,163	$404,892	8.2	7.5
UNITS SOLD:
Retail new vehicles sold	43,471	40,876	6.3
Retail used vehicles sold	38,008	32,003	18.8
Wholesale used vehicles sold	13,569	14,075	(3.6)
Total used	51,577	46,078	11.9
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,784	$35,443	1.0	0.2
Used vehicle retail	$21,623	$21,434	0.9	(0.3)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,762	$1,833	(3.9)	(4.3)
Used vehicle retail sales	1,347	1,403	(4.0)	(5.1)
Used vehicle wholesale sales	18	(19)	194.7	221.7
Total used	998	969	3.0	1.9
Finance, insurance and other, net (per retail unit)	$1,412	$1,461	(3.4)	(3.9)
OTHER:
SG&A expenses	$308,092	$298,568	3.2	2.4
Adjusted SG&A expenses (1)	$319,849	$297,637	7.5	6.6
SG&A as % revenues	10.5	11.2
Adjusted SG&A as % revenues (1)	10.9	11.1
SG&A as % gross profit	70.3	73.7
Adjusted SG&A as % gross profit (1)	73.0	73.5
Operating margin %	3.7	3.5
Adjusted operating margin % (1)	3.5	3.5
Pretax margin %	2.6	2.3
Adjusted pretax margin % (1)	2.3	2.3
INTEREST EXPENSE:
Floorplan interest expense	$(14,563)	$(13,226)	10.1	9.5
Floorplan assistance	11,447	11,672	(1.9)	(2.1)
Net floorplan expense	$(3,116)	$(1,554)	100.5	96.2
Other interest expense, net	$(19,414)	$(17,315)	12.1	11.6
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

	Six Months Ended June 30,
	2018	2017	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$3,069,160	$2,785,981	10.2	8.4
Used vehicle retail sales	1,602,423	1,346,876	19.0	16.7
Used vehicle wholesale sales	196,883	203,534	(3.3)	(6.8)
Total used	1,799,306	1,550,410	16.1	13.6
Parts and service	707,644	651,329	8.6	7.5
Finance, insurance and other, net	227,378	203,304	11.8	10.8
Total	$5,803,488	$5,191,024	11.8	9.9
GROSS MARGIN %:
New vehicle retail sales	5.0	5.2
Used vehicle retail sales	5.9	6.7
Used vehicle wholesale sales	1.0	(0.1)
Total used	5.4	5.8
Parts and service	54.0	53.9
Finance, insurance and other, net	100.0	100.0
Total	14.8	15.2
GROSS PROFIT:
New vehicle retail sales	$152,009	$144,138	5.5	3.9
Used vehicle retail sales	94,709	89,918	5.3	3.7
Used vehicle wholesale sales	1,896	(167)	1,235.3	1,266.5
Total used	96,605	89,751	7.6	6.0
Parts and service	381,934	351,221	8.7	7.4
Finance, insurance and other, net	227,378	203,304	11.8	10.8
Total	$857,926	$788,414	8.8	7.5
UNITS SOLD:
Retail new vehicles sold	84,661	79,166	6.9
Retail used vehicles sold	74,224	63,569	16.8
Wholesale used vehicles sold	28,896	28,604	1.0
Total used	103,120	92,173	11.9
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,252	$35,192	3.0	1.3
Used vehicle retail	$21,589	$21,188	1.9	—
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,796	$1,821	(1.4)	(2.9)
Used vehicle retail sales	1,276	1,414	(9.8)	(11.2)
Used vehicle wholesale sales	66	(6)	1,200.0	1,254.7
Total used	937	974	(3.8)	(5.2)
Finance, insurance and other, net (per retail unit)	$1,431	$1,424	0.5	(0.5)
OTHER:
SG&A expenses	$632,439	$588,347	7.5	6.0
Adjusted SG&A expenses (1)	$644,196	$589,249	9.3	7.8
SG&A as % revenues	10.9	11.3
Adjusted SG&A as % revenues (1)	11.1	11.4
SG&A as % gross profit	73.7	74.6
Adjusted SG&A as % gross profit (1)	75.1	74.7
Operating margin %	3.2	3.3
Adjusted operating margin % (1)	3.1	3.3
Pretax margin %	2.1	2.2
Adjusted pretax margin % (1)	2.0	2.2
INTEREST EXPENSE:
Floorplan interest expense	$(28,650)	$(25,168)	13.8	12.9
Floorplan assistance	22,482	22,185	1.3	1.1
Net floorplan expense	$(6,168)	$(2,983)	106.8	100.0
Other interest expense, net	$(38,234)	$(34,314)	11.4	10.7
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store U.S. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2018	2017	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,121,138	$1,139,798	(1.6)
Used vehicle retail sales	579,816	534,934	8.4
Used vehicle wholesale sales	41,158	66,187	(37.8)
Total used	620,974	601,121	3.3
Parts and service	284,494	281,555	1.0
Finance, insurance and other, net	95,298	93,933	1.5
Total	$2,121,904	$2,116,407	0.3
GROSS MARGIN %:
New vehicle retail sales	4.9	5.0
Used vehicle retail sales	6.5	6.9
Used vehicle wholesale sales	3.8	0.4
Total used	6.3	6.1
Parts and service	54.2	53.8
Finance, insurance and other, net	100.0	100.0
Total	16.2	16.0
GROSS PROFIT:
New vehicle retail sales	$54,648	$56,783	(3.8)
Used vehicle retail sales	37,716	36,649	2.9
Used vehicle wholesale sales	1,561	254	514.6
Total used	39,277	36,903	6.4
Parts and service	154,088	151,348	1.8
Finance, insurance and other, net	95,298	93,933	1.5
Total	$343,311	$338,967	1.3
UNITS SOLD:
Retail new vehicles sold	29,830	30,730	(2.9)
Retail used vehicles sold	27,971	25,169	11.1
Wholesale used vehicles sold	7,133	9,681	(26.3)
Total used	35,104	34,850	0.7
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$37,584	$37,091	1.3
Used vehicle retail	$20,729	$21,254	(2.5)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,832	$1,848	(0.9)
Used vehicle retail sales	1,348	1,456	(7.4)
Used vehicle wholesale sales	219	26	742.3
Total used	1,119	1,059	5.7
Finance, insurance and other, net (per retail unit)	$1,649	$1,680	(1.8)
OTHER:
SG&A expenses	$249,033	$242,559	2.7
Adjusted SG&A expenses (2)	$241,221	$241,916	(0.3)
SG&A as % revenues	11.7	11.5
Adjusted SG&A as % revenues (2)	11.4	11.4
SG&A as % gross profit	72.5	71.6
Adjusted SG&A as % gross profit (2)	70.3	71.4
Operating margin %	3.7	4.0
Adjusted operating margin % (2)	4.2	4.0
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

	Six Months Ended June 30,
	2018	2017	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$2,189,357	$2,158,047	1.5
Used vehicle retail sales	1,133,549	1,056,879	7.3
Used vehicle wholesale sales	93,938	136,732	(31.3)
Total used	1,227,487	1,193,611	2.8
Parts and service	564,897	552,714	2.2
Finance, insurance and other, net	189,450	179,323	5.6
Total	$4,171,191	$4,083,695	2.1
GROSS MARGIN %:
New vehicle retail sales	4.9	5.0
Used vehicle retail sales	6.2	7.1
Used vehicle wholesale sales	3.2	(0.1)
Total used	6.0	6.2
Parts and service	53.6	53.8
Finance, insurance and other, net	100.0	100.0
Total	16.1	16.1
GROSS PROFIT:
New vehicle retail sales	$106,718	$107,991	(1.2)
Used vehicle retail sales	70,744	74,579	(5.1)
Used vehicle wholesale sales	2,986	(90)	3,417.8
Total used	73,730	74,489	(1.0)
Parts and service	302,998	297,346	1.9
Finance, insurance and other, net	189,450	179,323	5.6
Total	$672,896	$659,149	2.1
UNITS SOLD:
Retail new vehicles sold	57,980	58,228	(0.4)
Retail used vehicles sold	54,829	50,098	9.4
Wholesale used vehicles sold	16,356	19,662	(16.8)
Total used	71,185	69,760	2.0
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$37,761	$37,062	1.9
Used vehicle retail	$20,674	$21,096	(2.0)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,841	$1,855	(0.8)
Used vehicle retail sales	1,290	1,489	(13.4)
Used vehicle wholesale sales	183	(5)	3,760.0
Total used	1,036	1,068	(3.0)
Finance, insurance and other, net (per retail unit)	$1,679	$1,655	1.5
OTHER:
SG&A expenses	$496,645	$478,610	3.8
Adjusted SG&A expenses (2)	$488,833	$479,800	1.9
SG&A as % revenues	11.9	11.7
Adjusted SG&A as % revenues (2)	11.7	11.7
SG&A as % gross profit	73.8	72.6
Adjusted SG&A as % gross profit (2)	72.6	72.8
Operating margin %	3.5	3.9
Adjusted operating margin % (2)	3.8	3.8
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store U.K. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2018	2017	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$254,118	$229,878	10.5	4.0
Used vehicle retail sales	149,344	127,475	17.2	10.2
Used vehicle wholesale sales	34,939	30,247	15.5	8.7
Total used	184,283	157,722	16.8	9.9
Parts and service	42,786	36,808	16.2	9.4
Finance, insurance and other, net	11,895	9,734	22.2	15.3
Total	$493,082	$434,142	13.6	6.9
GROSS MARGIN %:
New vehicle retail sales	5.2	6.0
Used vehicle retail sales	5.3	5.2
Used vehicle wholesale sales	(2.7)	(2.3)
Total used	3.8	3.8
Parts and service	58.2	57.9
Finance, insurance and other, net	100.0	100.0
Total	11.6	11.7
GROSS PROFIT:
New vehicle retail sales	$13,251	$13,702	(3.3)	(8.5)
Used vehicle retail sales	7,974	6,636	20.2	12.3
Used vehicle wholesale sales	(928)	(696)	(33.3)	(25.9)
Total used	7,046	5,940	18.6	10.7
Parts and service	24,904	21,316	16.8	10.0
Finance, insurance and other, net	11,895	9,734	22.2	15.3
Total	$57,096	$50,692	12.6	6.1
UNITS SOLD:
Retail new vehicles sold	8,374	7,812	7.2
Retail used vehicles sold	5,998	5,758	4.2
Wholesale used vehicles sold	4,487	4,104	9.3
Total used	10,485	9,862	6.3
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$30,346	$29,426	3.1	(2.9)
Used vehicle retail	$24,899	$22,139	12.5	5.8
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,582	$1,754	(9.8)	(14.7)
Used vehicle retail sales	1,329	1,152	15.4	7.8
Used vehicle wholesale sales	(207)	(170)	(21.8)	(15.2)
Total used	672	602	11.6	4.1
Finance, insurance and other, net (per retail unit)	$828	$717	15.5	8.9
OTHER:
SG&A expenses	$46,319	$42,087	10.1	3.4
Adjusted SG&A expenses (2)	$46,319	$41,799	10.8	4.1
SG&A as % revenues	9.4	9.7
Adjusted SG&A as % revenues (2)	9.4	9.6
SG&A as % gross profit	81.1	83.0
Adjusted SG&A as % gross profit (2)	81.1	82.5
Operating margin %	1.7	1.6
Adjusted operating margin % (2)	1.7	1.6
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

	Six Months Ended June 30,
	2018	2017	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$524,178	$486,582	7.7	(1.7)
Used vehicle retail sales	295,584	242,281	22.0	11.7
Used vehicle wholesale sales	71,012	60,662	17.1	7.1
Total used	366,596	302,943	21.0	10.8
Parts and service	84,011	73,254	14.7	5.0
Finance, insurance and other, net	22,530	18,707	20.4	10.4
Total	$997,315	$881,486	13.1	3.4
GROSS MARGIN %:
New vehicle retail sales	5.3	5.8
Used vehicle retail sales	5.0	5.0
Used vehicle wholesale sales	(1.4)	(0.8)
Total used	3.7	3.8
Parts and service	57.6	57.9
Finance, insurance and other, net	100.0	100.0
Total	11.3	11.4
GROSS PROFIT:
New vehicle retail sales	$27,835	$27,999	(0.6)	(9.1)
Used vehicle retail sales	14,645	12,019	21.8	11.4
Used vehicle wholesale sales	(978)	(484)	(102.1)	(94.1)
Total used	13,667	11,535	18.5	7.9
Parts and service	48,409	42,389	14.2	4.6
Finance, insurance and other, net	22,530	18,707	20.4	10.4
Total	$112,441	$100,630	11.7	2.3
UNITS SOLD:
Retail new vehicles sold	16,386	16,716	(2.0)
Retail used vehicles sold	11,862	11,336	4.6
Wholesale used vehicles sold	8,820	8,246	7.0
Total used	20,682	19,582	5.6
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$31,989	$29,109	9.9	0.3
Used vehicle retail	$24,919	$21,373	16.6	6.8
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,699	$1,675	1.4	(7.2)
Used vehicle retail sales	1,235	1,060	16.5	6.4
Used vehicle wholesale sales	(111)	(59)	(88.1)	(81.5)
Total used	661	589	12.2	2.1
Finance, insurance and other, net (per retail unit)	$798	$667	19.6	9.7
OTHER:
SG&A expenses	$93,134	$83,017	12.2	2.6
Adjusted SG&A expenses (2)	$93,134	$82,729	12.6	3.0
SG&A as % revenues	9.3	9.4
Adjusted SG&A as % revenues (2)	9.3	9.4
SG&A as % gross profit	82.8	82.5
Adjusted SG&A as % gross profit (2)	82.8	82.2
Operating margin %	1.5	1.6
Adjusted operating margin % (2)	1.5	1.6
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store Brazil (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2018	2017	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$67,152	$73,584	(8.7)	1.7
Used vehicle retail sales	21,270	21,350	(0.4)	11.1
Used vehicle wholesale sales	3,547	2,453	44.6	63.5
Total used	24,817	23,803	4.3	16.5
Parts and service	10,932	11,887	(8.0)	2.7
Finance, insurance and other, net	1,966	2,090	(5.9)	5.1
Total	$104,867	$111,364	(5.8)	5.0
GROSS MARGIN %:
New vehicle retail sales	6.2	5.7
Used vehicle retail sales	6.0	7.2
Used vehicle wholesale sales	1.9	8.2
Total used	5.4	7.3
Parts and service	44.2	45.9
Finance, insurance and other, net	100.0	100.0
Total	11.7	12.1
GROSS PROFIT:
New vehicle retail sales	$4,166	$4,169	(0.1)	11.4
Used vehicle retail sales	1,278	1,537	(16.9)	(7.1)
Used vehicle wholesale sales	66	202	(67.3)	(66.7)
Total used	1,344	1,739	(22.7)	(14.1)
Parts and service	4,831	5,457	(11.5)	(1.2)
Finance, insurance and other, net	1,966	2,090	(5.9)	5.1
Total	$12,307	$13,455	(8.5)	2.0
UNITS SOLD:
Retail new vehicles sold	2,063	2,180	(5.4)
Retail used vehicles sold	996	988	0.8
Wholesale used vehicles sold	314	237	32.5
Total used	1,310	1,225	6.9
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$32,551	$33,754	(3.6)	7.5
Used vehicle retail	$21,355	$21,609	(1.2)	10.2
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,019	$1,912	5.6	17.7
Used vehicle retail sales	1,283	1,556	(17.5)	(7.9)
Used vehicle wholesale sales	210	852	(75.4)	(74.9)
Total used	1,026	1,420	(27.7)	(19.6)
Finance, insurance and other, net (per retail unit)	$643	$660	(2.6)	8.9
OTHER:
SG&A expenses	$11,080	$12,031	(7.9)	3.1
Adjusted SG&A expenses (2)	$10,653	$12,031	(11.5)	(1.1)
SG&A as % revenues	10.6	10.8
Adjusted SG&A as % revenues (2)	10.2	10.8
SG&A as % gross profit	90.0	89.4
Adjusted SG&A as % gross profit (2)	86.6	89.4
Operating margin %	0.7	1.0
Adjusted operating margin % (2)	1.1	1.0
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

	Six Months Ended June 30,
	2018	2017	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$136,387	$131,670	3.6	11.2
Used vehicle retail sales	45,461	43,151	5.4	13.0
Used vehicle wholesale sales	7,388	5,539	33.4	44.5
Total used	52,849	48,690	8.5	16.6
Parts and service	22,791	22,985	(0.8)	6.4
Finance, insurance and other, net	3,838	3,881	(1.1)	6.6
Total	$215,865	$207,226	4.2	11.8
GROSS MARGIN %:
New vehicle retail sales	5.8	5.8
Used vehicle retail sales	6.0	7.3
Used vehicle wholesale sales	2.9	8.2
Total used	5.6	7.4
Parts and service	44.8	45.7
Finance, insurance and other, net	100.0	100.0
Total	11.6	12.4
GROSS PROFIT:
New vehicle retail sales	$7,948	$7,688	3.4	11.4
Used vehicle retail sales	2,730	3,129	(12.8)	(6.4)
Used vehicle wholesale sales	217	453	(52.1)	(50.7)
Total used	2,947	3,582	(17.7)	(12.0)
Parts and service	10,203	10,499	(2.8)	4.1
Finance, insurance and other, net	3,838	3,881	(1.1)	6.6
Total	$24,936	$25,650	(2.8)	4.4
UNITS SOLD:
Retail new vehicles sold	4,130	3,856	7.1
Retail used vehicles sold	2,067	1,969	5.0
Wholesale used vehicles sold	671	506	32.6
Total used	2,738	2,475	10.6
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,023	$34,147	(3.3)	3.8
Used vehicle retail	$21,994	$21,915	0.4	7.6
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,924	$1,994	(3.5)	4.0
Used vehicle retail sales	1,321	1,589	(16.9)	(10.9)
Used vehicle wholesale sales	323	895	(63.9)	(62.8)
Total used	1,076	1,447	(25.6)	(20.5)
Finance, insurance and other, net (per retail unit)	$619	$666	(7.1)	0.2
OTHER:
SG&A expenses	$22,853	$23,346	(2.1)	5.2
Adjusted SG&A expenses (2)	$22,426	$23,346	(3.9)	3.0
SG&A as % revenues	10.6	11.3
Adjusted SG&A as % revenues (2)	10.4	11.3
SG&A as % gross profit	91.6	91.0
Adjusted SG&A as % gross profit (2)	89.9	91.0
Operating margin %	0.6	0.8
Adjusted operating margin % (2)	0.8	0.8
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store Consolidated (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2018	2017	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,442,408	$1,443,260	(0.1)	(0.6)
Used vehicle retail sales	750,430	683,759	9.8	8.8
Used vehicle wholesale sales	79,644	98,887	(19.5)	(21.1)
Total used	830,074	782,646	6.1	5.0
Parts and service	338,212	330,250	2.4	2.0
Finance, insurance and other, net	109,159	105,757	3.2	2.8
Total	$2,719,853	$2,661,913	2.2	1.5
GROSS MARGIN %:
New vehicle retail sales	5.0	5.2
Used vehicle retail sales	6.3	6.6
Used vehicle wholesale sales	0.9	(0.2)
Total used	5.7	5.7
Parts and service	54.4	53.9
Finance, insurance and other, net	100.0	100.0
Total	15.2	15.1
GROSS PROFIT:
New vehicle retail sales	$72,065	$74,654	(3.5)	(3.8)
Used vehicle retail sales	46,968	44,822	4.8	4.0
Used vehicle wholesale sales	699	(240)	391.3	413.1
Total used	47,667	44,582	6.9	6.2
Parts and service	183,823	178,121	3.2	2.7
Finance, insurance and other, net	109,159	105,757	3.2	2.8
Total	$412,714	$403,114	2.4	1.9
UNITS SOLD:
Retail new vehicles sold	40,267	40,722	(1.1)
Retail used vehicles sold	34,965	31,915	9.6
Wholesale used vehicles sold	11,934	14,022	(14.9)
Total used	46,899	45,937	2.1
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,821	$35,442	1.1	0.6
Used vehicle retail	$21,462	$21,424	0.2	(0.7)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,790	$1,833	(2.3)	(2.7)
Used vehicle retail sales	1,343	1,404	(4.3)	(5.1)
Used vehicle wholesale sales	59	(17)	447.1	467.9
Total used	1,016	971	4.6	4.0
Finance, insurance and other, net (per retail unit)	$1,451	$1,456	(0.3)	(0.7)
OTHER:
SG&A expenses	$306,432	$296,677	3.3	2.8
Adjusted SG&A expenses (2)	$298,193	$295,746	0.8	0.3
SG&A as % revenues	11.3	11.1
Adjusted SG&A as % revenues (2)	11.0	11.1
SG&A as % gross profit	74.2	73.6
Adjusted SG&A as % gross profit (2)	72.3	73.4
Operating margin %	3.2	3.5
Adjusted operating margin % (2)	3.6	3.5
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

	Six Months Ended June 30,
	2018	2017	% Increase/ (Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$2,849,922	$2,776,299	2.7	1.4
Used vehicle retail sales	1,474,594	1,342,311	9.9	8.2
Used vehicle wholesale sales	172,338	202,933	(15.1)	(17.8)
Total used	1,646,932	1,545,244	6.6	4.8
Parts and service	671,699	648,953	3.5	2.7
Finance, insurance and other, net	215,818	201,911	6.9	6.1
Total	$5,384,371	$5,172,407	4.1	2.7
GROSS MARGIN %:
New vehicle retail sales	5.0	5.2
Used vehicle retail sales	6.0	6.7
Used vehicle wholesale sales	1.3	(0.1)
Total used	5.5	5.8
Parts and service	53.8	54.0
Finance, insurance and other, net	100.0	100.0
Total	15.0	15.2
GROSS PROFIT:
New vehicle retail sales	$142,501	$143,678	(0.8)	(2.0)
Used vehicle retail sales	88,119	89,727	(1.8)	(3.0)
Used vehicle wholesale sales	2,225	(121)	1,938.8	1,979.1
Total used	90,344	89,606	0.8	(0.3)
Parts and service	361,610	350,234	3.2	2.3
Finance, insurance and other, net	215,818	201,911	6.9	6.1
Total	$810,273	$785,429	3.2	2.2
UNITS SOLD:
Retail new vehicles sold	78,496	78,800	(0.4)
Retail used vehicles sold	68,758	63,403	8.4
Wholesale used vehicles sold	25,847	28,414	(9.0)
Total used	94,605	91,817	3.0
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,307	$35,232	3.0	1.8
Used vehicle retail	$21,446	$21,171	1.3	(0.2)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,815	$1,823	(0.4)	(1.7)
Used vehicle retail sales	1,282	1,415	(9.4)	(10.5)
Used vehicle wholesale sales	86	(4)	2,250.0	2,165.7
Total used	955	976	(2.2)	(3.3)
Finance, insurance and other, net (per retail unit)	$1,466	$1,420	3.2	2.5

OTHER:
SG&A expenses	$612,632	$584,973	4.7	3.7
Adjusted SG&A expenses (2)	$604,393	$585,875	3.2	2.1
SG&A as % revenues	11.4	11.3
Adjusted SG&A as % revenues (2)	11.2	11.3
SG&A as % gross profit	75.6	74.5
Adjusted SG&A as % gross profit (2)	74.6	74.6
Operating margin %	3.0	3.3
Adjusted operating margin % (2)	3.3	3.3
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(Dollars in thousands)

	Three Months Ended June 30,
	2018	2017	% Increase/ (Decrease)
SG&A RECONCILIATION:
As reported	$234,279	$243,844	(3.9)
Pre-tax adjustments:
Catastrophic events	(5,812)	(643)
Gain on real estate and dealership transactions	20,119	—
Legal settlements	(2,000)	—
Adjusted SG&A (1)	$246,586	$243,201	1.4
SG&A AS % REVENUES:
Unadjusted	10.8	11.5
Adjusted (1)	11.4	11.5
SG&A AS % GROSS PROFIT:
Unadjusted	66.8	71.6
Adjusted (1)	70.3	71.4
OPERATING MARGIN %:
Unadjusted	4.6	4.0
Adjusted (1), (2)	4.2	4.0
PRETAX MARGIN %:
Unadjusted	3.2	2.6
Adjusted (1), (2)	2.8	2.7
SAME STORE SG&A RECONCILIATION:
As reported	$249,033	$242,559	2.7
Pre-tax adjustments:
Catastrophic events	(5,812)	(643)
Legal settlements	(2,000)	—
Adjusted Same Store SG&A (1)	$241,221	$241,916	(0.3)
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.7	11.5
Adjusted (1)	11.4	11.4
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	72.5	71.6
Adjusted (1)	70.3	71.4
SAME STORE OPERATING MARGIN %:
Unadjusted	3.7	4.0
Adjusted (1), (3)	4.2	4.0

	Six Months Ended June 30,
	2018	2017	% Increase/ (Decrease)
SG&A RECONCILIATION:
As reported	$487,220	$480,117	1.5
Pre-tax adjustments:
Catastrophic events	(5,812)	(643)
Gain on real estate and dealership transactions	20,119	—
Legal settlements	(2,000)	1,833
Adjusted SG&A (1)	$499,527	$481,307	3.8
SG&A AS % REVENUES:
Unadjusted	11.4	11.7
Adjusted (1)	11.7	11.8
SG&A AS % OF GROSS PROFIT:
Unadjusted	71.0	72.6
Adjusted (1)	72.8	72.8
OPERATING MARGIN %:
Unadjusted	4.0	3.8
Adjusted (1), (2)	3.8	3.8
PRETAX MARGIN %:
Unadjusted	2.6	2.5
Adjusted (1), (2)	2.4	2.5
SAME STORE SG&A RECONCILIATION:
As reported	$496,645	$478,610	3.8
Pre-tax adjustments:
Catastrophic events	(5,812)	(643)
Legal settlements	(2,000)	1,833
Adjusted Same Store SG&A (1)	$488,833	$479,800	1.9
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.9	11.7
Adjusted (1)	11.7	11.7
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	73.8	72.6
Adjusted (1)	72.6	72.8
SAME STORE OPERATING MARGIN %:
Unadjusted	3.5	3.9
Adjusted (1), (3)	3.8	3.8
(1) See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.
(2) Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $4,268 for the three and six months ended June 30, 2018.
(3) Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $4,022 for the three and six months ended June 30, 2018.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(Dollars in thousands)

	Three Months Ended June 30,
	2018	2017	% Increase/ (Decrease)
SG&A RECONCILIATION:
As reported	$62,258	$42,456	46.6
Pre-tax adjustments:
Acquisition costs	—	(288)
Adjusted SG&A (1)	$62,258	$42,168	47.6
SG&A AS % REVENUES:
Unadjusted	9.3	9.7
Adjusted (1)	9.3	9.6
SG&A AS % GROSS PROFIT:
Unadjusted	83.2	83.4
Adjusted (1)	83.2	82.8
OPERATING MARGIN %:
Unadjusted	1.4	1.5
Adjusted (1)	1.4	1.6
PRETAX MARGIN %:
Unadjusted	0.9	1.1
Adjusted (1)	0.9	1.2
SAME STORE SG&A RECONCILIATION:
As reported	$46,319	$42,087	10.1
Pre-tax adjustments:
Acquisition costs	—	(288)
Adjusted Same Store SG&A (1)	$46,319	$41,799	10.8
SAME STORE SG&A AS % REVENUES:
Unadjusted	9.4	9.7
Adjusted (1)	9.4	9.6
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	81.1	83.0
Adjusted (1)	81.1	82.5
SAME STORE OPERATING MARGIN %:
Unadjusted	1.7	1.6
Adjusted (1)	1.7	1.6

	Six Months Ended June 30,
	2018	2017	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$121,854	$84,080	44.9
Pre-tax adjustments:
Acquisition costs	—	(288)
Adjusted SG&A (1)	$121,854	$83,792	45.4
SG&A AS % REVENUES:
Unadjusted	9.2	9.5
Adjusted (1)	9.2	9.4
SG&A AS % OF GROSS PROFIT:
Unadjusted	83.3	83.1
Adjusted (1)	83.3	82.8
OPERATING MARGIN %:
Unadjusted	1.4	1.5
Adjusted (1)	1.4	1.6
PRETAX MARGIN %:
Unadjusted	0.9	1.2
Adjusted (1)	0.9	1.2
SAME STORE SG&A RECONCILIATION:
As reported	$93,134	$83,017	12.2
Pre-tax adjustments:
Acquisition costs	—	(288)
Adjusted Same Store SG&A (1)	$93,134	$82,729	12.6
SAME STORE SG&A AS % REVENUES:
Unadjusted	9.3	9.4
Adjusted (1)	9.3	9.4
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	82.8	82.5
Adjusted (1)	82.8	82.2
SAME STORE OPERATING MARGIN %:
Unadjusted	1.5	1.6
Adjusted (1)	1.5	1.6
(1) See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(Dollars in thousands)

	Three Months Ended June 30,
	2018	2017	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$11,555	$12,268	(5.8)
Pre-tax adjustments:
Legal settlements	(550)	—
Adjusted SG&A (1)	$11,005	$12,268	(10.3)
SG&A AS % REVENUES:
Unadjusted	10.6	11.0
Adjusted (1)	10.1	11.0
SG&A AS % GROSS PROFIT:
Unadjusted	91.1	91.0
Adjusted (1)	86.7	91.0
OPERATING MARGIN %:
Unadjusted	0.6	0.8
Adjusted (1)	1.1	0.8
PRETAX MARGIN %:
Unadjusted	0.2	0.6
Adjusted (1)	0.7	0.6
SAME STORE SG&A RECONCILIATION:
As reported	$11,080	$12,031	(7.9)
Pre-tax adjustments:
Legal settlements	(427)	—
Adjusted Same Store SG&A (1)	$10,653	$12,031	(11.5)
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.6	10.8
Adjusted (1)	10.2	10.8
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	90.0	89.4
Adjusted (1)	86.6	89.4
SAME STORE OPERATING MARGIN %:
Unadjusted	0.7	1.0
Adjusted (1)	1.1	1.0

	Six Months Ended June 30,
	2018	2017	% Increase/ (Decrease)
SG&A RECONCILIATION:
As reported	$23,365	$24,150	(3.3)
Pre-tax adjustments:
Legal settlements	(550)	—
Adjusted SG&A (1)	$22,815	$24,150	(5.5)
SG&A AS % REVENUES:
Unadjusted	10.6	11.4
Adjusted (1)	10.4	11.4
SG&A AS % OF GROSS PROFIT:
Unadjusted	92.3	92.5
Adjusted (1)	90.1	92.5
OPERATING MARGIN %:
Unadjusted	0.5	0.6
Adjusted (1)	0.7	0.6
PRETAX MARGIN %:
Unadjusted	0.1	0.4
Adjusted (1)	0.3	0.4
SAME STORE SG&A RECONCILIATION:
As reported	$22,853	$23,346	(2.1)
Pre-tax adjustments:
Legal settlements	(427)	—
Adjusted Same Store SG&A (1)	$22,426	$23,346	(3.9)
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.6	11.3
Adjusted (1)	10.4	11.3
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	91.6	91.0
Adjusted (1)	89.9	91.0
SAME STORE OPERATING MARGIN %:
Unadjusted	0.6	0.8
Adjusted (1)	0.8	0.8
(1) See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in thousands, except per share amounts)
	Three Months Ended June 30,
	2018	2017	% Increase/(Decrease)
NET INCOME RECONCILIATION:
As reported
Pretax Net Income	$75,188	$61,690
Income Tax Provision	(18,725)	(22,557)
Net Income	$56,463	$39,133	44.3
Effective Tax Rate	24.9%	36.6%
Adjustments:
Catastrophic events
Pre-tax	$5,812	$643
Tax impact	(1,444)	(250)
Gain on real estate and dealership transactions
Pre-tax	(20,119)	—
Tax impact	4,917	—
Acquisition costs
Pre-tax	—	288
Tax impact	—	—
Legal settlements
Pre-tax	2,550	—
Tax impact	(568)	—
Non-cash asset impairment
Pre-tax	4,268	—
Tax impact	(1,089)	—
Adjusted
Pretax Net Income	$67,699	$62,621
Income Tax Provision	(16,909)	(22,807)
Adjusted net income (1)	$50,790	$39,814	27.6
Effective Tax Rate	25.0%	36.4%
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED
COMMON SHARES RECONCILIATION:
Adjusted net income (1)	$50,790	$39,814	27.6
Less: Adjusted earnings allocated to participating securities	1,722	1,413	21.9
Adjusted net income available to diluted common shares (1)	$49,068	$38,401	27.8
DILUTED (LOSS) INCOME PER COMMON SHARE RECONCILIATION:
As reported	$2.72	$1.84	47.8
After-tax adjustments:
Catastrophic events	0.21	0.02
Gain on real estate and dealership transactions	(0.73)	—
Acquisition costs including related tax impact	—	0.01
Legal settlements	0.10	—
Non-cash asset impairment	0.15	—
Adjusted diluted income per share (1)	$2.45	$1.87	31.0

SG&A RECONCILIATION:
As reported	$308,092	$298,568	3.2
Pre-tax adjustments:
Catastrophic events	(5,812)	(643)
Gain on real estate and dealership transactions	20,119	—
Acquisition costs	—	(288)
Legal settlements	(2,550)	—
Adjusted SG&A (1)	$319,849	$297,637	7.5
SG&A AS % REVENUES:
Unadjusted	10.5	11.2
Adjusted (1)	10.9	11.1
SG&A AS % GROSS PROFIT:
Unadjusted	70.3	73.7
Adjusted (1)	73.0	73.5
OPERATING MARGIN %:
Unadjusted	3.7	3.5
Adjusted (1), (2)	3.5	3.5
PRETAX MARGIN %:
Unadjusted	2.6	2.3
Adjusted (1), (2)	2.3	2.3
SAME STORE SG&A RECONCILIATION:
As reported	$306,432	$296,677	3.3
Pre-tax adjustments:
Catastrophic events	(5,812)	(643)
Acquisition costs	—	(288)
Legal settlements	(2,427)	—
Adjusted Same Store SG&A (1)	$298,193	$295,746	0.8
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.3	11.1
Adjusted (1)	11.0	11.1
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	74.2	73.6
Adjusted (1)	72.3	73.4
SAME STORE OPERATING MARGIN %:
Unadjusted	3.2	3.5
Adjusted (1), (3)	3.6	3.5

	Six Months Ended June 30,
	2018	2017	% Increase/(Decrease)
NET INCOME RECONCILIATION:
As reported
Pretax Net Income	$121,355	$112,886
Income Tax Provision	(29,078)	(39,814)
Net Income	$92,277	$73,072	26.3
Effective Tax Rate	24.0%	35.3%
Adjustments:
Catastrophic events
Pre-tax	$5,812	$643
Tax impact	(1,444)	(250)
Gain on real estate and dealership transactions
Pre-tax	(20,119)	—
Tax impact	4,917	—
Acquisition costs
Pre-tax	—	288
Tax impact	—	—
Legal settlements
Pre-tax	2,550	(1,833)
Tax impact	(568)	696
Non-cash asset impairment
Pre-tax	4,268	—
Tax impact	(1,089)	—
Adjusted
Pretax Net Income	$113,866	$111,984
Income Tax Provision	(27,262)	(39,368)
Adjusted net income (1)	$86,604	$72,616	19.3
Effective Tax Rate	23.9%	35.2%
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED
COMMON SHARES RECONCILIATION:
Adjusted net income (1)	$86,604	$72,616	19.3
Less: Adjusted earnings allocated to participating securities	2,930	2,628	11.5
Adjusted net income available to diluted common shares (1)	$83,674	$69,988	19.6
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$4.42	$3.42	29.2
After-tax adjustments:	—	—
Catastrophic events	0.21	0.02
Gain on real estate and dealership transactions	(0.73)	—
Acquisition costs including related tax impact	—	0.01
Legal settlements	0.10	(0.05)
Non-cash asset impairment	0.15	—
Adjusted diluted income per share (1)	$4.15	$3.40	22.1

SG&A RECONCILIATION:
As reported	$632,439	$588,347	7.5
Pre-tax adjustments:
Catastrophic events	(5,812)	(643)
Gain on real estate and dealership transactions	20,119	—
Acquisition costs	—	(288)
Legal settlements	(2,550)	1,833
Adjusted SG&A (1)	$644,196	$589,249	9.3
SG&A AS % REVENUES:
Unadjusted	10.9	11.3
Adjusted (1)	11.1	11.4
SG&A AS % OF GROSS PROFIT:
Unadjusted	73.7	74.6
Adjusted (1)	75.1	74.7
OPERATING MARGIN %:
Unadjusted	3.2	3.3
Adjusted (1), (2)	3.1	3.3
PRETAX MARGIN %:
Unadjusted	2.1	2.2
Adjusted (1), (2)	2.0	2.2
SAME STORE SG&A RECONCILIATION:
As reported	$612,632	$584,973	4.7
Pre-tax adjustments:
Catastrophic events	(5,812)	(643)
Acquisition costs	—	(288)
Legal settlements	(2,427)	1,833
Adjusted Same Store SG&A (1)	$604,393	$585,875	3.2
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.4	11.3
Adjusted (1)	11.2	11.3
SAME STORE SG&A AS % GROSS PROFIT:	—	—
Unadjusted	75.6	74.5
Adjusted (1)	74.6	74.6
SAME STORE OPERATING MARGIN %:
Unadjusted	3.0	3.3
Adjusted (1), (3)	3.3	3.3
(1) See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.
(2) Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $4,268 for the three and six months ended June 30, 2018.
(3) Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $4,022 for the three and six months ended June 30, 2018.